Exhibit 99.1

Barnes & Noble Reports Fiscal 2019 Year-End Financial Results

NEW YORK--(BUSINESS WIRE)--June 19, 2019--Barnes & Noble, Inc. (NYSE: BKS) today reported sales and earnings for its fiscal 2019 fourth quarter and full-year ended April 27, 2019.

Total sales were $755 million for the quarter and $3.6 billion for the full year, decreasing 3.9% and 3.0% from the prior year periods, respectively. Comparable store sales declined 2.3% for the fourth quarter and 1.9% for the full year.

The consolidated fourth quarter net loss was $18.7 million, or $0.26 per share, compared to a loss of $21.1 million, or $0.29 per share, in the prior year. Fiscal 2019 net earnings were $3.8 million, or $0.05 per share, compared to a net loss of $125.5 million, or $1.73 per share, in the prior year.

Excluding non-recurring or unusual charges in all periods, consolidated EBITDA was $4.6 million in the fourth quarter, as compared to $6.7 million a year ago, and $147.2 million for fiscal 2019, as compared to $145.4 million a year ago. The company reduced expenses by $50.4 million during fiscal 2019, excluding non-recurring or unusual charges.

In light of the Company’s announcement on June 7, 2019 that it has entered into an agreement to be acquired by funds advised by Elliott Advisors (UK) Limited, the Company will not host a conference call to discuss the results.

About Barnes & Noble, Inc.

Barnes & Noble, Inc. (NYSE: BKS) is the nation’s largest retail bookseller, and a leading retailer of content, digital media and educational products. The Company operates 627 Barnes & Noble bookstores in 50 states, and one of the Web’s premier e-commerce sites, BN.com (www.bn.com). The Nook Digital business offers a lineup of popular NOOK® tablets and eReaders and an expansive collection of digital reading and entertainment content through the NOOK Store®. The NOOK Store (www.nook.com) features digital books, periodicals and comics, and offers the ability to enjoy content across a wide array of popular devices through Free NOOK Reading Apps™ available for Android™, iOS® and Windows®.

General information on Barnes & Noble, Inc. can be obtained by visiting the Company's corporate website at www.barnesandnobleinc.com.

BKS – Financial

Forward-Looking Statements

This press release contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to Barnes & Noble that are based on the beliefs of the management of Barnes & Noble as well as assumptions made by and information currently available to the management of Barnes & Noble. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to Barnes & Noble or the management of Barnes & Noble, identify forward-looking statements.

Such statements reflect the current views of Barnes & Noble with respect to future events, the outcome of which is subject to certain risks, including, among others, the inability to complete the proposed transaction with affiliates of Elliott Associates, L.P. and Elliott International, L.P. in a timely manner or at all; the risk that such proposed transaction could have an adverse effect on the Company’s business; general economic environment and consumer spending patterns, decreased consumer demand for Barnes & Noble’s products, low growth or declining sales and net income due to various factors, including store closings, higher-than-anticipated or increasing costs, including with respect to store closings, relocation, occupancy (including in connection with lease renewals) and labor costs, the effects of competition, the risk of insufficient access to financing to implement future business initiatives, risks associated with data privacy and information security, risks associated with Barnes & Noble’s supply chain, including possible delays and disruptions and increases in shipping rates, various risks associated with the digital business, including the possible loss of customers, declines in digital content sales, risks and costs associated with ongoing efforts to rationalize the digital business, risks associated with the eCommerce business, including the possible loss of eCommerce customers and declines in eCommerce sales, the risk that financial and operational forecasts and projections are not achieved, the performance of Barnes & Noble’s initiatives including but not limited to new store concepts and eCommerce initiatives, unanticipated adverse litigation results or effects, potential infringement of Barnes & Noble’s intellectual property by third parties or by Barnes & Noble of the intellectual property of third parties, and other factors, including those factors discussed in detail in Item 1A, “Risk Factors,” in Barnes & Noble’s Annual Report on Form 10-K for the fiscal year ended April 27, 2019, and in Barnes & Noble’s other filings made hereafter from time to time with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Barnes & Noble or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Barnes & Noble undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this communication.

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended	52 weeks ended	52 weeks ended
	April 27, 2019	April 28, 2018	April 27, 2019	April 28, 2018

Sales	$755,433	$786,076	$3,552,745	$3,662,280
Cost of sales and occupancy	533,190	557,075	2,479,725	2,551,077
Gross profit	222,243	229,001	1,073,020	1,111,203
Selling and administrative expenses	219,256	230,042	936,745	997,286
Depreciation and amortization	22,724	24,498	97,679	106,340
Asset impairments	-	-	22,067	135,435
Operating income (loss)	(19,737)	(25,539)	16,529	(127,858)
Interest expense, net	3,391	2,583	13,447	9,837
Income (loss) before taxes	(23,128)	(28,122)	3,082	(137,695)
Income tax benefit	(4,399)	(7,050)	(687)	(12,215)
Net income (loss)	$(18,729)	$(21,072)	$3,769	$(125,480)

Income (loss) per common share:
Basic	$(0.26)	$(0.29)	$0.05	$(1.73)
Diluted	$(0.26)	$(0.29)	$0.05	$(1.73)

Weighted average common shares outstanding:
Basic	73,033	72,653	72,919	72,588
Diluted	73,033	72,653	73,124	72,588

Dividends declared per common share	$0.15	$0.15	$0.60	$0.60

Percentage of sales:
Sales	100.0%	100.0%	100.0%	100.0%
Cost of sales and occupancy	70.6%	70.9%	69.8%	69.7%
Gross profit	29.4%	29.1%	30.2%	30.3%
Selling and administrative expenses	29.0%	29.3%	26.4%	27.2%
Depreciation and amortization	3.0%	3.1%	2.7%	2.9%
Asset impairments	0.0%	0.0%	0.6%	3.7%
Operating income (loss)	-2.6%	-3.2%	0.5%	-3.5%
Interest expense, net	0.4%	0.3%	0.4%	0.3%
Income (loss) before taxes	-3.1%	-3.6%	0.1%	-3.8%
Income tax benefit	-0.6%	-0.9%	0.0%	-0.3%
Net income (loss)	-2.5%	-2.7%	0.1%	-3.4%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Segment Information
(In thousands)
(Unaudited)

		13 weeks ended	13 weeks ended	52 weeks ended	52 weeks ended
		April 27, 2019	April 28, 2018	April 27, 2019	April 28, 2018

Sales
	Retail	$738,494	$765,452	$3,481,949	$3,575,614
	NOOK	20,731	25,093	92,136	111,487
	Elimination	(3,792)	(4,469)	(21,340)	(24,821)
Total		$755,433	$786,076	$3,552,745	$3,662,280

Gross Profit
	Retail	$210,870	$216,310	$1,028,341	$1,054,195
	NOOK	11,373	12,691	44,679	57,008
Total		$222,243	$229,001	$1,073,020	$1,111,203

Selling and Administrative Expenses
	Retail	$210,001	$218,494	$895,485	$943,820
	NOOK	9,255	11,548	41,260	53,466
Total		$219,256	$230,042	$936,745	$997,286

Asset Impairments
	Retail	$-	$-	$22,067	$135,435
	NOOK	-	-	-	-
Total		$-	$-	$22,067	$135,435

EBITDA
	Retail	$869	$(2,184)	$110,789	$(25,060)
	NOOK	2,118	1,143	3,419	3,542
Total		$2,987	$(1,041)	$114,208	$(21,518)

Depreciation and Amortization
	Retail	$(20,374)	$(21,843)	$(87,887)	$(94,334)
	NOOK	(2,350)	(2,655)	(9,792)	(12,006)
Total		$(22,724)	$(24,498)	$(97,679)	$(106,340)

Operating Income (Loss)
	Retail	$(19,505)	$(24,027)	$22,902	$(119,394)
	NOOK	(232)	(1,512)	(6,373)	(8,464)
Total		$(19,737)	$(25,539)	$16,529	$(127,858)

Net Income (Loss)
	Operating income (loss)	$(19,737)	$(25,539)	$16,529	$(127,858)
	Interest expense, net	(3,391)	(2,583)	(13,447)	(9,837)
	Income tax benefit	4,399	7,050	687	12,215
Total		$(18,729)	$(21,072)	$3,769	$(125,480)

Percentage of sales:

Gross Margin
	Retail	28.6%	28.3%	29.5%	29.5%
	NOOK	67.1%	61.5%	63.1%	65.8%
Total		29.4%	29.1%	30.2%	30.3%

Selling and Administrative Expenses
	Retail	28.4%	28.5%	25.7%	26.4%
	NOOK	54.6%	56.0%	58.3%	61.7%
Total		29.0%	29.3%	26.4%	27.2%

Asset Impairments
	Retail	0.0%	0.0%	0.6%	3.8%
	NOOK	0.0%	0.0%	0.0%	0.0%
Total		0.0%	0.0%	0.6%	3.7%

EBITDA
	Retail	0.1%	-0.3%	3.2%	-0.7%
	NOOK	12.5%	5.5%	4.8%	4.1%
Total		0.4%	-0.1%	3.2%	-0.6%

Depreciation and Amortization
	Retail	2.8%	2.9%	2.5%	2.6%
	NOOK	13.9%	12.9%	13.8%	13.9%
Total		3.0%	3.1%	2.7%	2.9%

Operating Income (Loss)
	Retail	-2.6%	-3.1%	0.7%	-3.3%
	NOOK	-1.4%	-7.3%	-9.0%	-9.8%
Total		-2.6%	-3.2%	0.5%	-3.5%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	April 27, 2019	April 28, 2018

ASSETS
Current assets:
Cash and cash equivalents	$9,443	$10,769
Receivables, net	61,247	64,562
Merchandise inventories, net	923,714	958,196
Prepaid expenses and other current assets	69,807	65,153
Total current assets	1,064,211	1,098,680

Property and equipment:
Land and land improvements	2,541	2,541
Buildings and leasehold improvements	1,096,778	1,080,952
Fixtures and equipment	1,552,613	1,523,485
	2,651,932	2,606,978
Less accumulated depreciation and amortization	2,395,142	2,351,454
Net property and equipment	256,790	255,524

Goodwill	70,030	71,593
Intangible assets, net	303,736	309,649
Other non-current assets	10,867	14,122
Total assets	$1,705,634	$1,749,568

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$418,948	$458,896
Accrued liabilities	268,143	260,209
Gift card liabilities	215,459	323,465
Total current liabilities	902,550	1,042,570

Long-term debt	203,800	158,700
Deferred taxes	70,261	52,044
Other long-term liabilities	84,526	84,271

Shareholders' equity:
Common stock; $0.001 par value; 300,000 shares authorized;
112,782 and 112,238 shares issued, respectively	112	112
Additional paid-in capital	1,753,530	1,749,555
Accumulated other comprehensive income	298	276
Retained earnings	(186,823)	(216,236)
Treasury stock, at cost, 39,745 and 39,585 shares, respectively	(1,122,620)	(1,121,724)
Total Barnes & Noble, Inc. shareholders' equity	444,497	411,983
Commitments and contingencies	-	-
Total liabilities and shareholders' equity	$1,705,634	$1,749,568

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	52 weeks ended	52 weeks ended
	April 27, 2019	April 28, 2018

Cash flows from operating activities:
Net income (loss)	$3,769	$(125,480)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization (including amortization of deferred financing fees)	99,649	108,293
Stock-based compensation expense	3,975	6,865
Impairment charges	22,067	135,435
Deferred taxes	766	(30,865)
Loss on disposal of property and equipment	782	730
Net decrease in other long-term liabilities	(1,772)	(15,094)
Net (increase) decrease in other non-current assets	5,617	(4,962)
Changes in operating assets and liabilities, net	(28,863)	(37,816)
Net cash flows provided by operating activities	105,990	37,106
Cash flows from investing activities:
Purchases of property and equipment	(113,731)	(87,651)
Net cash flows used in investing activities	(113,731)	(87,651)
Cash flows from financing activities:
Proceeds from credit facility	1,218,274	1,173,317
Payments on credit facility	(1,173,174)	(1,079,517)
Cash dividends paid	(32,874)	(43,638)
Purchase of treasury stock related to stock-based compensation	(896)	(653)
Cash dividends paid for long-term incentive awards	(490)	(188)
Payment of amended credit facility related fees	(4,425)	-
Net cash flows provided by financing activities	6,415	49,321
Net decrease in cash and cash equivalents	(1,326)	(1,224)
Cash and cash equivalents at beginning of period	10,769	11,993
Cash and cash equivalents at end of period	$9,443	$10,769

Changes in operating assets and liabilities, net:
Receivables, net	$3,315	$2,732
Merchandise inventories, net	34,482	(11,287)
Prepaid expenses and other current assets	(5,751)	37,096
Accounts payable, accrued liabilities and gift card liabilities	(60,909)	(66,357)
Changes in operating assets and liabilities, net	$(28,863)	$(37,816)

BARNES & NOBLE, INC. AND SUBSIDIARIES
Non-GAAP Reconciliation
(In millions)
(Unaudited)

		Fiscal 2019	Fiscal 2018

EBITDA
	EBITDA	$114	$(21)
	Legal and deal related costs	11	-
	Asset impairments (b)	22	135
	Severance	-	16
	Strategic initiatives (c)	-	15
	Adjusted EBITDA (a)	$147	$145

Operating income (loss)
	EBITDA	$114	$(21)
	Depreciation and amortization	(98)	(106)
	Operating income (loss)	$16	$(127)

		13 weeks ended	13 weeks ended
		April 27, 2019	April 28, 2018
EBITDA
	EBITDA	$3	$(1)
	Legal and deal related costs	2	-
	Severance	-	6
	Strategic initiatives (c)	-	2
	Adjusted EBITDA (a)	$5	$7

Operating loss
	EBITDA	$3	$(1)
	Depreciation and amortization	(23)	(25)
	Operating loss	$(20)	$(26)

(a) Excludes any unusual or non-recurring items.

(b) Fiscal 2018 includes goodwill and store impairment charges.

(c) Costs associated with strategic initiatives, including strategic consulting and markdowns to clear certain non-returnable inventories.

CONTACT:
Media:
Mary Ellen Keating
Senior Vice President
Corporate Communications
Barnes & Noble, Inc.
(212) 633-3323
mkeating@bn.com

Investors:
Andy Milevoj
Vice President
Investor Relations and Corporate Finance
Barnes & Noble, Inc.
(212) 633-3489
amilevoj@bn.com